Exhibit 32.2

Ener1, Inc.
1540 Broadway, Suite 25C
New York, New York 10036

January 19, 2010

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re: Certification of Principal Financial Officer Pursuant To 18 U.S.C. Sec. 1350

Dear Ladies and Gentlemen:

In connection with the accompanying Quarterly Report on Form 10-Q/A Amendment No. 1 of Ener1, Inc., for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission, I, Gerard A. Herlihy, Chief Financial Officer of Ener1, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)
such Quarterly Report on Form 10-Q/A Amendment No. 1 of Ener1, Inc., for the quarter ended September 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)
the information contained in such Quarterly Report on Form 10-Q/A Amendment No. 1 of Ener1, Inc., for the quarter ended September 30, 2009, fairly presents, in all material respects, the financial condition and results of operations of Ener1, Inc.

/s/ Gerard A. Herlihy
Gerard A. Herlihy Chief Financial Officer (Duly Authorized Principal Financial and Principal Accounting Officer and Duly Authorized Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ener1, Inc. and will be retained by Ener1, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being “furnished” as Exhibit 32.2 to Ener1, Inc.’s quarterly report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.